UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2026

Sealed Air Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard Charlotte, North Carolina	28208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (980)-221-3235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	SEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 9, 2026 (the “Closing Date”), Sealed Air Corporation, a Delaware corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of November 16, 2025 (as amended, modified, supplemented or waived from time to time, the “Merger Agreement”), entered into with Sword Purchaser, LLC, a Delaware limited liability company (“Parent”), and Sword Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), whereby Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Surviving Corporation”) as of the effective time of the Merger (the “Effective Time”). Parent and Merger Sub are affiliates of Clayton, Dubilier & Rice, LLC.

The description of the Merger Agreement and the transactions contemplated by the Merger Agreement (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 1.02.	Termination of Material Definitive Agreements.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

At the Effective Time, the Company repaid, or caused to be repaid, all credit commitments outstanding under that certain Fifth Amended and Restated Syndicated Facility Agreement, dated as of October 31, 2025, by and among the Company, as Borrower Representative, the other Borrowers from time to time party thereto, the lenders from time to time party thereto and Bank of America, N.A., as agent.

Concurrently with the occurrence of the Effective Time, the Company redeemed or satisfied and discharged in full its (i) 1.573% Senior Notes due 2026, (ii) 4.000% Senior Notes due 2027, (iii) 6.125% Senior Notes due 2028, (iv) 5.000% Senior Notes due 2029, (v) 7.250% Senior Notes due 2031 and (vi) 6.500% Senior Notes due 2032.

Concurrently with the occurrence of the Effective Time, the Company repaid all indebtedness related to each of the following receivables securitization agreements: (i) the Amended and Restated Receivables Loan Agreement, dated as of December 2, 2021, among Sealed Air Securitization DAC, as borrower, Sealed Air Limited, as servicer, and Coöperatieve Rabobank U.A. trading as Rabobank London, as administrative agent and funding agent and the Company, as performance undertaking provider; and (ii) the Ninth Amended and Restated Receivables Purchase Agreement, dated as of December 12, 2025, by and among Sealed Air Funding LLC, as seller, Sealed Air Corporation (US), as collection agent, and Credit Agricole Corporate and Investment Bank, as administrative agent and Coöperatieve Rabobank U.A., as a committed purchaser and a managing agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

To the extent required, the information provided in the Explanatory Note and in Items 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Merger Consideration; Effect on Capital Stock

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of common stock, par value $0.10 per share, of the Company (“Company Common Stock”) that was issued and outstanding immediately prior to the Effective Time (other than (i) shares of Company Common Stock owned directly by Parent, Merger Sub or their subsidiaries immediately prior to the Effective Time or held in treasury of the Company (which will be automatically canceled at the Effective Time for no consideration) (“Cancelled Shares”), and (ii) shares of Company Common Stock held by a holder who has not voted in favor of adoption of the Merger Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares in accordance with Delaware law and has not effectively withdrawn of lost its rights to appraisal (“Dissenting Shares”)) was automatically canceled and extinguished and automatically converted into the right to receive cash in an amount equal to $42.15 (the “Merger Consideration”), payable to the holder thereof, without interest.

Treatment of Company Compensatory Awards

Additionally, at the Effective Time and as a result of the Merger, each Company RSU Award, Company PSU Award and Company DSU Award (as defined below, and together, the “Company Compensatory Awards”) were treated as follows (the “Compensatory Award Treatment”):

•

each award of restricted stock units with respect to shares of Company Common Stock (a “Company RSU Award”) that was outstanding immediately prior to the Effective Time was automatically terminated at the Effective Time and converted into a contingent right to receive an amount in cash equal to the product of (i) the aggregate number of shares of Company Common Stock underlying such Company RSU Award at the Effective Time and (ii) the Merger Consideration, plus any accrued and unpaid dividends or dividend equivalent rights owed with respect to such Company RSU Award, with such cash-based award subject to the terms and conditions applicable to the corresponding Company RSU Award (including time-based vesting conditions and terms related to the treatment upon termination of employment);

•

each award of performance-based restricted stock units with respect to shares of Company Common Stock (a “Company PSU Award”) that was outstanding immediately prior to the Effective Time was automatically terminated at the Effective Time and converted into a contingent right to receive an amount in cash (without interest) equal to the product of (i) the aggregate number of shares of Company Common Stock underlying such Company PSU Award, determined based on the achievement of the applicable performance goals at the actual level of performance of 164.9% for Company PSU Awards granted in 2024 and 185.9% for Company PSU Awards granted in 2025, as determined by the People and Compensation Committee of the Board of Directors of the Company (the “Board”) in its good faith and reasonable discretion as of March 2026 in accordance with the terms of the applicable Company PSU Award agreement, and (ii) the Merger Consideration, plus any accrued and unpaid dividends or dividend equivalent rights owed with respect to such Company PSU Award, which cash-based award (A) received by former employees of the Company or its subsidiaries who retired or terminated employment prior to the Effective Time became payable as of the Effective Time and will be paid by the Company or its applicable subsidiary no later than the second regularly scheduled payroll date following the Effective Time; and (B) received by any current employee or service provider of the Company or its subsidiaries was subject to the same terms and conditions as were applicable to the corresponding Company PSU Award other than performance-based vesting conditions (including terms related to the treatment upon termination of employment); provided, that, the time-based vesting condition applicable to such cash-based award is a three year time-vesting requirement with one-third of such award vesting on each December 31 that would occur during the three-year performance period applicable to the corresponding Company PSU Award (and any portion of the Company PSU Award that would have vested prior to the Closing Date based on this schedule became immediately vested as of the Closing Date); and

•

each award of deferred stock units in respect of Company Common Stock (a “Company DSU”) that was outstanding immediately prior to the Effective Time was automatically terminated at the Effective Time and converted into a right to receive an amount in cash equal to the product of (i) the aggregate number of shares of Company Common Stock underlying such Company DSU as of the Effective Time and (ii) the Merger Consideration, plus any accrued and unpaid dividends or dividend equivalent rights owed with respect to such Company DSU, payable as promptly as practicable following the Closing Date.

Effective as of the Effective Time (i) no new Company Compensatory Awards will be granted pursuant to the Company’s 2014 Omnibus Incentive Plan, as amended and restated effective May 17, 2018 and May 18, 2021, as further amended effective May 23, 2024 (the “Plan”), or the Company’s Deferred Compensation Plan for Directors (as amended, the “Director Plan” and, together with the Plan, the “PubCo Plans”) and (ii) the PubCo Plans were terminated; provided, that Company Compensatory Awards that are subject to the Compensatory Award Treatment shall remain outstanding pursuant to the terms of the Merger Agreement, the applicable PubCo Plan (to the extent applicable notwithstanding such termination) and the applicable award agreement.

The definitive proxy statement of the Company, filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2026, and the supplemental disclosure to the proxy statement of the Company, filed with the SEC on February 18, 2026, contain additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in the Merger.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

To the extent required, the information set forth in the Explanatory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, in connection with the consummation of the Merger, the Company notified the New York Stock Exchange (“NYSE”) that a certificate of merger had been filed with the Secretary of State of the State of Delaware for purposes of consummating the Merger. The Company requested that NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Company Common Stock from NYSE and the deregistration of the Company Common Stock under Section 12(b) of the Exchange Act. As a result, trading of Company Common Stock, which traded under the ticker symbol “SEE” on NYSE, was suspended prior to the opening of trading on NYSE on the Closing Date. Upon effectiveness of the Form 25, the Company intends to file a Certification and Notice of Termination on Form 15 with the SEC to deregister the Company Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note and in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the Merger and at the Effective Time, holders of Company Common Stock (other than holders of Cancelled Shares and Dissenting Shares) immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Explanatory Note and in Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent. The total amount of cash consideration payable to the Company’s equity holders at closing in connection with the Merger and pursuant to the Merger Agreement was approximately $6.3 billion. The funds used to consummate the Merger and the related transactions came from equity and debt financing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information provided in the Explanatory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

On the Closing Date, in connection with the consummation of the Merger, each of Zubaid Ahmad, Anthony Allott, Kevin Berryman, Françoise Colpron, Henry R. Keizer and Suzanne B. Rowland, each of whom was a member of the Board as of immediately prior to the Effective Time, resigned from their positions as members of the Board and from any and all committees of the Board on which they served. These departures were solely in connection with the consummation of the Merger and not a result of any disagreements between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

Also pursuant to the terms of the Merger Agreement, the officers of the Company immediately prior to the Effective Time continued as the officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In accordance with the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety as set forth in Exhibit A to the Merger Agreement, and the bylaws of the Company in effect immediately prior to the Effective Time were amended and restated in their entirety to be in the form of the bylaws of Merger Sub immediately prior to the Effective Time, as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On April 9, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 16, 2025, by and among Parent, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed on November 16, 2025).*

3.1	Amended and Restated Certificate of Incorporation of the Company, dated as of April 9, 2026.

3.2	Amended and Restated Bylaws of the Company, dated as of April 9, 2026.

99.1	Press Release, dated April 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALED AIR CORPORATION

Date: April 9, 2026	By:	/s/ Stefanie M. Holland
	Name:	Stefanie M. Holland
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)